EXHIBIT 23.

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company’s previously filed Form S-8 Registration Statements No. 33-64188, 33-85826, 333-52556 and 333-52546.

ARTHUR ANDERSEN LLP

Louisville, Kentucky
October 31, 2001

E-9